UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              ___________________

                                    Form 8-K



              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: August 26, 2003

                              ___________________

                          MOLECULAR IMAGING CORPORATION

                             A Delaware Corporation
             (Exact name of registrant as specified in its charter)



          DELAWARE                       000-27915             11-2787966
(State or other jurisdiction of    Commission file number     (IRS Employer
 incorporation or organization)                             Identification No.)


                     2150 West Washington Street, Suite 110

                           San Diego, California 92110

                    (Address of principal executive offices)


                                 (619) 226-6738
                         (Registrant's telephone number)

                               ___________________

ITEM 7.    EXHIBITS.


99.1 Press release dated August 26, 2003 regarding the unaudited revenues of Molecular Imaging Corporation for the fourth quarter and fiscal year ended 2003.

ITEM 9.    REGULATION FD DISCLOSURE.

In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under "Item 12. Results of Operations and Financial Condition," is instead furnished under this "Item 9. Regulation FD Disclosure."

On August 26, 2003, Molecular Imaging Corporation issued a press release regarding its unaudited revenues for the fourth quarter and fiscal year ended 2003. A copy of the press release is furnished herewith as Exhibit 99.1. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein shall be deemed "furnished" and shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section.


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                MOLECULAR IMAGING CORPORATION

Dated: August 26, 2003                          By: /s/ PAUL J. CROWE
                                                   ____________________________
                                                   Chief Executive Officer